Debt and Other Long-Term Liabilities Disclosure - Debt and Other Long-Term Liabilities (Schedule of Other Long-Term Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Other Long Term Debt Related To Tenant Improvements And Deferred Rent	$ 13,013	$ 9,301
Unrecognized tax benefits net	4,638	2,781
Deferred Credits and Other Liabilities, Noncurrent	$ 17,651	$ 12,082